Aston Funds
Aston/River Road Small Cap Value Fund
Class N Shares and Class I Shares
Supplement dated December 31, 2008
to the Class N and Class I Prospectuses, each dated February 29, 2008
This supplement provides new and additional information beyond that contained in each prospectus and should be retained and read in conjunction with each prospectus.
The Aston/River Road Small Cap Value Fund (the “Fund”) will commence accepting investments from new investors on January 2, 2009. The Fund was closed to new investors (with certain limited exceptions) to facilitate management of the Fund’s investment portfolio. Given current conditions, the Fund’s investment adviser and Board of Trustees determined it was in the Fund’s best interests to resume accepting investments from new investors. The Fund will remain open to new investors until such time as the investment adviser and Board of Trustees determine that accepting new investors is no longer in the best interests of the Fund.
The Fund reserves the right to modify the foregoing policy at any time and to reject any investment for any reason.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE.
For more information, please call Aston Funds: 800 992-8151
or visit our Web site at www.astonfunds.com
AST SUP RRSCV 1208